UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Soliciting Material Pursuant to §240.14a-12

BUCKEYE PARTNERS, L.P.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On December 18, 2008, the following information was posted under the “News” section of the Buckeye Partners, L.P. website (www.buckeye.com):

Buckeye Partners Seeks Unitholder Approval for
Long-Term Incentive Plan – December 18, 2008

Buckeye is currently seeking unitholder approval for the 2009 Long-Term Incentive Plan.  A copy of the Consent Solicitation Statement is available online at http://materials.proxyvote.com/118230.  Printed copies are available by using our Investor Contact form.  Unitholders with questions about the Long-Term Incentive Plan or the Consent Solicitation are encouraged to call our Investor Relations Department toll-free at 800-422-2825.  Unitholders who need consent materials or have questions about voting may call our consent solicitor, Georgeson Inc., toll-free at 888-264-7054.